                                                                 EXHIBIT 10.9

[COMDISCO LOGO]                                           BUSINESS CONTINUITY
                                                    SERVICES MASTER AGREEMENT

This Master Agreement is dated December 13, 1996 by and between COMDISCO DISASTER RECOVERY SERVICES, A DIVISION OF COMDISCO, INC. ("COMDISCO" or "CDRS") with offices at 6111 North River Road, Rosemont, Illinois 60018 and Pegasus Systems, Inc. ("Customer") with offices at 3811 Turtle Creek Blvd., Suite 1100, Dallas, TX 75219. Each party acknowledges that it has read this Master Agreement, understands it, and agrees to be bound by its terms and conditions.

                         MASTER AGREEMENT AND SCHEDULES

Comdisco will provide business continuity Services under the terms and conditions of this Master Agreement and its Schedules. The parties can enter into a Schedule for the following types of Services:

1.      Backup Capability
2.      Continuous Availability Services ("CAS")
3.      Telecommunication Services
4.      Professional Services

Each Schedule contains the specific terms and conditions for the business continuity Services provided by Comdisco. If there is a conflict between any Schedule and this Master Agreement, the terms of the Schedule will govern. THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITH REGARD TO ITS CONFLICT OF LAW PROVISIONS. Certain capitalized terms used in this Master Agreement are defined in Section 11.

COMDISCO DISASTER RECOVERY              PEGASUS SYSTEMS, INC.
SERVICES, a division of                 ---------------------------------------
Comdisco, Inc.                          Customer

                                        ---------------------------------------

                                        ---------------------------------------

By:   /s/ VICTOR J. FRICAS              By: [ILLEGIBLE]
    --------------------------------        -----------------------------------
          Victor J. Fricas
Title:  Senior Vice President           Title: Chief Information Officer
       -----------------------------           --------------------------------

TERMS AND CONDITIONS

SECTION 1. BUSINESS CONTINUITY SERVICES

If designated in a signed Schedule between the parties, Comdisco will provide the following Services to assist Customer in preparing for and recovering from a Disaster at the Customer Facility.

1.1. Backup Capability. During a Disaster at the Customer Facility, Comdisco will provide Customer with access to the Backup Capability and Recovery Center. Customer will notify Comdisco via the Comdisco Disaster Notification Hot Line if a Disaster occurs at the Customer Facility. Comdisco will ask Customer's personnel to provide Customer's assigned authorization code. Immediately after receipt of the Disaster notification and authorization code, Comdisco will begin preparation of the Backup Capability for account by Customer.

1.2 Continuous Availability Services. Comdisco provides the following CAS Services for Customers: 1) Transaction Protection Services (Electronic Vaulting, Remote Journaling, Data Shadowing); 2) Standby Services (Standby Processing, Standby Data); and 3) Facility Management Services. Comdisco will provide Customer with the CAS Services described in the Schedule with the equipment and software and at the CAS Facility listed in the Schedule. If Customer declares a Disaster, in accordance with Section 1.1, Comdisco will provide Customer with prompt access to Customer's data and equipment, if any, stored at the CAS Facility.

1.3 Telecommunication Services. Comdisco will provide Customer with the networking capability and telecommunications equipment described in a Schedule to connect the Backup Capability or CAS Service to Customer's designated site(s).

1.4 Test Time. During each contract year, Customer will have the number of hours of Test Time listed in each Schedule. Comdisco may reschedule Test time due to the receipt of a Disaster notification from another Subscription Holder.

1.5 Comdisco-Owned Equipment at Customer Location. Upon Disaster declaration, Comdisco will ship the equipment designated as "Shipped Equipment" or "Mobile Cluster Equipment" in a Schedule to a location within the United States designated by Customer within the time frame designated in the Schedule, or if not designated, then within a commercially reasonable time frame. Customer will pay all costs associated with shipping the equipment to and from the Customer location and assumes all risk of loss for the equipment. Customer will pay the daily Usage Fee indicated in the Schedule, or if none is indicated, a mutually agreed-upon daily Usage Fee, for the equipment while at the Customer location. Customer will de-install and return the equipment to Comdisco's designated location when its use is completed.

1.6 Customer-Owned Equipment at Comdisco Location. Comdisco will store the Customer-Owned Equipment indicated in a Schedule at the Recovery Center or CAS Facility, as applicable. Customer will pay the storage fee set forth in the Schedule and all costs associated with shipping the Customer-Owned Equipment to and from the Comdisco location. Also, Customer retains responsibility for all maintenance costs and risk of loss for the Customer-Owned Equipment.

1.7 Professional Services. Comdisco will provide the Professional Services and deliverables as described in a Schedule.

SECTION 2. FEES

2.1 Service Fees. Beginning on the Commencement Date, Customer will pay the monthly Service Fees sated in the Schedule on the first of each month of the Term as specified in the invoice for the Service. Customer will pay the Professional Service Fees as specified in the Schedule.

2.2 Disaster Notification Fee. Customer will pay the Disaster Notification Fee stated in a Schedule, if possible, within twenty-four (24) hours, but no later than seven (7) days, after Disaster notification.

2.3 Usage Fees. Customer agrees to pay Comdisco the Usage Fees stated in a Schedule for use of the Backup Capability during a Disaster.

2.4 Expenses. Customer will reimburse Comdisco within thirty (30) days from the receipt of invoice for the cost of any additional goods or services provided to Customer during its use of the Backup Capability. For Professional Services, Customer will reimburse Comdisco for expenses, including travel, maintenance, report production and administrative support.

2.5 Fee Increase. Any increase in a Service Fee will be limited by Comdisco to a maximum of six percent (6%) per year per Schedule. Increases are effective on the annual anniversary of the Commencement Date of each Schedule.

2.6 Late Fee. Whenever any payment is not made when due, Customer will pay interest at the lesser of prime rate of interest as reported by the Wall Street Journal on the date payment is due plus five percent (5%) or the maximum amount permitted by law.

2.7 Taxes. Customer will pay or reimburse Comdisco for any taxes, fees or other charges imposed by state, local or federal authority resulting from this Agreement, or from any activities hereunder, except for taxes based on Comdisco's net income.

SECTION 3. MULTIPLE DISASTERS

3.1 Upon declaration of a Disaster, Customer will have priority access to the Backup Capability during the Priority Access Period over 1) Comdisco Subscription Holders who declare a Disaster after Comdisco's receipt of Customer's Disaster notification; and 2) Subscription Holders who are scheduled to Test or who are testing. During the Priority Access Period, Customer will not be required by Comdisco to share the Backup Capability with any other Subscription Holder. After the Priority Access Period, any other Comdisco Subscription Holder who declares a Disaster will be entitled to priority use of the Backup Capability. If a Multiple Disaster occurs, Comdisco will log the Disaster notifications in the order in which they are received.

3.2 If during a Multiple Disaster, the Backup Capability is unavailable for Customer's use,Comdisco will assist customer in relocating to the alternate Comdisco Backup Capability most capable of accommodating Customer's processing needs. However, because Multiple Disasters could occur, Customer acknowledges that Customer may not have access to and use of a backup Capability.

SECTION 4. CUSTOMER RESPONSIBILITIES

4.1 Customer will follow the procedures and policies in the Comdisco Recovery Support Manual. While using a Backup Capability, Customer represents and warrants that it will: 1) supply and license all necessary programs and data for Test Time and Disaster recovery; 2) furnish all required supplies, materials, and storage media not provided with the Backup Capability; 3) remove all data and Customer provided programs from the Backup Capability equipment after a Test or Disaster; and 4) provide all necessary personnel for a Test or a Disaster recovery. Customer is responsible for the adequacy and accuracy of all data, programs, and procedures that Customer furnishes. CAS Customers agree to comply with all "Customer Responsibilities" specified in a CAS Schedule.

4.2 Customer is responsible for establishing any audit controls, back-up files, back-up programs, security procedures and check points in connection with Customer's use of the Services.

4.3 Customer may not, without the consent of Comdisco, hire any person who is, or was at any time within the year preceding the offer of employment, an employee of Comdisco.

                               GENERAL PROVISIONS

SECTION 5. TERM.

The term of this Master Agreement begins upon signature by both parties and continues as long as any Schedule is in effect. A Schedule begins on the Commencement Date and continues through the Initial Term or, if no Initial Term is indicated, until the Services are completed. The Initial Term of each Schedule will be automatically extended for successive twelve (12) month periods unless terminated pursuant to Section 9, "Termination".

SECTION 6. WARRANTIES AND LIABILITY.

6.1 WARRANTIES. Comdisco warrants to Customer that neither the Professional Services nor the deliverables will infringe any copyright, patent, or trade secret of any third party. Comdisco will defend at its expense any action brought against Customer which claims the Professional Services or deliverables infringe a patent, copyright or trade secret of any third party. Comdisco will indemnify Customer and pay any costs and damages incurred by Customer due to the claim if Customer notifies Comdisco promptly in writing of the claim and Comdisco fully participates in the defense or settlement of the claim. Comdisco will not be liable for any claim of infringement based on any software, data, or materials not supplied by Comdisco. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, COMDISCO MAKES NO WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.2 LIABILITY. Comdisco's liability to Customer for direct damages from any cause whatsoever arising out of any Schedule will not, in any event, exceed the aggregate of the Service Fees paid by Customer for that Schedule during the twelve (12) month period preceding the month in which Customer's loss or damage is incurred. This limitation of liability will not apply to the indemnities set forth in Section 6.1 or Section 7. UNDER NO CIRCUMSTANCES, WILL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION 7. MUTUAL INDEMNIFICATION.

A party will indemnify (the "Indemnifying Party") and hold the other party (the "Indemnified Party") and any parent, subsidiaries and affiliates and the employees and agents of it, harmless against any and all claims, liabilities, losses, damages and causes of action relating to personal injury, death, or property damage arising out of the intentional or negligent acts or omissions of the Indemnifying Party due to its performance or non-performance of this Agreement. However, the Indemnifying Party will not be responsible for injury attributable to the negligent acts or omissions of the Indemnified Party and any parent, subsidiaries, affiliates, agents and employees of it.

SECTION 8. CONFIDENTIALITY AND COPYRIGHTS.

8.1 CONFIDENTIALITY. Each party (including its employees, agents, and contractors) will use the same standard of care to protect any proprietary or confidential information of the other disclosed during negotiation or performance of this Agreement that it used to protect its own proprietary or confidential information. This Agreement, its Schedules, Comdisco's security system, access control system, recovery support manuals, support documentation, and any deliverables are confidential information of Comdisco for Customer's internal use only.

8.2 COPYRIGHTS. The deliverables contain copyrighted material of Comdisco. Comdisco grants Customer the right to duplicate the deliverables as necessary for its internal use only. Comdisco reserves all other copyrights in the deliverables.

SECTION 9. TERMINATION.

At the end of the Term, either party may terminate a Schedule by giving the other party at least ninety (90) days prior written notice of termination. A party may, by written notice, terminate a Schedule for cause without further obligation if the other party to the Schedule fails to cure a material default under that Schedule. Any material default(s) must be specifically identified in the notice of termination. The notified party will have thirty (30) days to remedy the default(s). Failure to remedy the specified material default(s) within thirty (30) days will give cause for immediate termination. If a termination is due to Customer's material default, Customer will immediately pay to Comdisco the amounts then owing and the present value (discounted at the prime rate of interest as published in the Wall Street Journal on the date of default) of the Fees due for all of the remaining Term of the Schedule that was terminated plus reasonable attorney's fees as liquidated damages and not as a penalty.

SECTION 10. MISCELLANEOUS.

10.1 Comdisco will maintain a proper operating environment for the equipment which supplies the Services and will adhere to vendor recommended policies and procedures for proper maintenance.

10.2 Customer may not assign this Agreement or any of its rights or obligations (except to its successor pursuant to a merger, consolidation or sale of all or substantially all of its assets) without obtaining the prior written consent of Comdisco.

10.3 The waiver by either party of a breach of any provision in this Agreement will not be construed as a waiver of any subsequent breach.

10.4 This Agreement is the entire agreement between the parties and supersedes all other oral or written agreements or understandings between the parties concerning the Services. This Agreement may not be modified unless in writing and signed by the party against whom enforcement of the modification is sought.

10.5 Except for Disaster notifications, all notices must be in writing and will be deemed received three (3) days after mailing if sent by certified mail, postage prepaid, return receipt requested, to the address set forth above.

10.6 No third party is intended to be, or will be construed to be, a beneficiary of any provision of this Agreement nor have any right to enforce any of its provisions or to pursue any remedy for its breach.

10.7 If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions will remain unimpaired and that provision will be replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intent of the parties.

10.8 Any provision of this Agreement which by its nature would continue beyond a termination of this Agreement will survive any termination.

10.9 Schedules may be entered into by Customer or any of its subsidiaries, divisions or affiliates and such entity will be deemed "Customer" for that Schedule. However, the Customer set forth above is jointly and severally liable for the performance of the obligations under all Schedules.

10.10 Comdisco will not be considered in default under this Agreement due to any failure in its performance due to causes beyond its control.

SECTION 11. DEFINITIONS

AGREEMENT -- means this Master Agreement and any Schedule which incorporates it by reference.

BACKUP CAPABILITY -- means the equipment (or compatible and functionally equivalent equipment) and Services described in a Schedule.

COMMENCEMENT DATE -- means the date set forth in each Schedule.

CUSTOMER FACILITY -- means Customer's facility at the address designated in the Schedule.

CAS FACILITY -- means the Comdisco data center where the Continuous Availability Services are provided.

CUSTOMER-OWNED EQUIPMENT -- means equipment, as designated in a Schedule, owned by Customer that the parties agree will be stored at the Comdisco Recovery Center or CAS Facility listed in the Schedule.

DATA CENTER SUPPORT AREA -- means space provided with a raised-floor Backup Capability to accommodate Customer's system/application programmers and operators who manage the raised-floor equipment. Data Center Support Area may only be used in conjunction with a raised-floor Backup Capability Disaster notification, and by up to twenty (20) concurrent Customer data center support personnel.

DISASTER -- means an unplanned interruption in business operations at the Customer Facility due to causes beyond Customer's control.

DISASTER NOTIFICATION FEE -- means the fee stated in a Schedule assessed upon the occurrence of each separate Disaster which causes Customer to request access to the Backup Capability or data stored at the CAS Facility.

INITIAL TERM -- means the number of full months listed on the Schedule.

MULTIPLE DISASTER -- means Disaster notifications from more than one Subscription Holder entitled to access a Backup Capability for the same or overlapping periods.

PRIORITY ACCESS PERIOD -- means six (6) weeks for all Backup Capabilities except a Shell. The Priority Access Period for a Shell is twelve (12) months.

RECOVERY CENTER -- means the Comdisco facility where the Backup Capability is provided.

SCHEDULE -- means a Schedule or Statement of Work which incorporates the terms and conditions of this Master Agreement.

SERVICES -- means any or all services provided under this Agreement.

SHELL -- means a raised floor and air-conditioned space suitable for a fully operational computer equipment environment. The Shell is for the duplication of the raised-floor Backup Capability in a Schedule for long term Disaster recovery and, unless indicated in a Schedule, may not be used concurrently with the raised-floor Backup Capability, except during a reasonable transition period to the Shell.

SUBSCRIPTION FEE -- means the monthly Service Fee for a Backup Capability.

SUBSCRIPTION HOLDER -- means another Comdisco customer who has a disaster recovery subscription with Comdisco.

TERM -- means the Initial Term plus any renewal term.

TEST TIME -- means use of the Backup Capability by Customer to test its Disaster recovery procedures and verify the operation of its critical applications on the Backup Capability.

USAGE FEE -- means the fee assessed for the period during which the Backup Capability is used. For purposes of determining the Usage Fee, the term "daily" mean search period of twenty-four (24) consecutive hours starting at the hour when Customer accesses the Backup Capability or twenty-four (24) hours after Comdisco's receipt of a Disaster notification, whichever occurs first.

3/15/95

                      ADDENDUM TO THE BUSINESS CONTINUITY
               SERVICES MASTER AGREEMENT DATED DECEMBER 13, 1996
                BETWEEN COMDISCO, INC. AND PEGASUS SYSTEMS, INC.

        The terms and conditions of the above Master Agreement are hereby amended and modified as follows:

1. Section 1.5 Comdisco owned Equipment at Customer Location. To the end of the first sentence add the following:

        "taking into account the immediacy of the circumstances."

2. Section 1.6. Customer Owned Equipment at Comdisco Location. To the end of this Section add the following sentence:

        "Notwithstanding anything to the contrary contained in this Section Comdisco will indemnify Customer for the loss of any Equipment lost at a Comdisco Location in the event that the loss or damage is due to the negligence or willful misconduct of Comdisco or its agents or employees."

3.      Section 2.4  Expenses.  To the end of this Section add the following:

        "Comdisco shall only be entitled to reimbursement for expenses that were reasonably and necessarily incurred or specifically requested."

4.      Section 3.1  To the end of this Section add the following:

        "Upon request Comdisco will supply Customer with the number of other Subscription Holders who are subscribing to the same equipment configuration as Customer along with the approximate geographic locations of said Subscription Holders."

5.      Section 5  Term.  To the end of this Section add the following:

        "Comdisco shall give Customer 180 days written notice prior to the end of the Term of a Schedule and in the event Comdisco fails to give such notice then Customer shall have the right to terminate the effected Schedule upon 30 days notice. No such notice shall be effective prior to the end of the current Term of the Schedule."

6. Section 7 Mutual Indemnification. In line 6 delete the word "intentional" and replace with the words "willful misconduct." In line 10, before the word "negligent" insert the words "willful misconduct or."

7.      Section 9 Termination. To the end of this Section add the following:

        "Notwithstanding anything to the contrary contained in this Section Customer shall have the right to terminate a Schedule immediately if the Comdisco default occurs during a Disaster and such default would materially prevent Customer from recovering."

8. Section 10.10 To the end of this Section add the words "which could not reasonably be foreseen and prevented."

9. Section 11 Definitions. In the definition for Disaster delete the words "due to causes beyond Customer's control" and replace with the words "which could not reasonably be foreseen and prevented."

COMDISCO, INC.                                PEGASUS SYSTEMS, INC.

BY: /s/ VICTOR J. FRICAS                      BY: [ILLLEGIBLE]
   -------------------------                     -----------------------------
      Victor J. Fricas
TITLE: Senior Vice President                  TITLE: Chief Information Officer
      ----------------------                        --------------------------
DATE: January 10, 1997                        DATE: December 31, 1996
     -----------------------                       ---------------------------

                     SCHEDULE A-1 DATED DECEMBER 13, 1996
               TO THE MASTER AGREEMENT DATED DECEMBER 13, 1995
                 BETWEEN COMDISCO DISASTER RECOVERY SERVICES,
                    A DIVISION OF COMDISCO, INC. ("CDRS")
                   AND PEGASUS SYSTEMS, INC. ("CUSTOMERS")



1.      CUSTOMER FACILITY

        Pegasus Systems, Inc.
        c/o Anasazi, Inc.
        7500 N. Dreamy Draw Dr., Ste. 120
        Phoenix, AZ 85020

2.      CDRS BACKUP CAPABILITY:

        COMPUTER RECOVERY CENTER and CUSTOMER CONTROL CENTER - Carlstadt, NJ

        QUANTITY   MACHINE TYPE       SERVER OPTIONS
        --------   ------------       --------------

           1       NILE 150           Corporate Business Server
                                      w/6 CPU
                                      w/512 MB Memory
                                      Requires: DC/OSX 79 IMU 7

                                      DISK OPTIONS
                                      ------------

        24GB       SCSI Disk          HAAS-3 SCSI Drives - 2.14 GB

                                      REMOVABLE MEDIA OPTIONS
                                      -----------------------

          1        8mm                8mm Cartridge Library-Quad Drive-40 Tapes
                                      (J2447-944)

                                      TERMINAL/PRINTER OPTIONS
                                      ------------------------

          1        Console            19" Color X-Display

                                      DATA COMMUNICATIONS INTERFACE OPTIONS
                                      -------------------------------------

          1        Ethernet           Dual Ethernet Adapters (J2076)
          1        Asynch             16-Port Terminal Server

3.      CUSTOM OPTIONS:

        A. COMPUTER RECOVERY AND CUSTOMER CONTROL CENTER OPTIONS - Carlstadt, NJ

           None

Pegasus Systems, Inc.
Nile Schedule
Dated December 13, 1996
Page 2



4.      INITIAL TERM:

        Forty-eight (48) Months, commencing January 1, 1997

5.      TEST TIME:

        Thirty-Two (32) Hours/Year

6.      FEES:

        A.  MONTHLY SUBSCRIPTION

            BASIC EQUIPMENT CONFIGURATION........................Includes
             Schedules A-2, A-3, & Consulting Statement of Work dated December 13, 1996

                MONTHLY TOTAL - Year 1...........................$10,000
                MONTHLY TOTAL - Year 2...........................$12,000
                MONTHLY TOTAL - Year 3............................$8,167
                MONTHLY TOTAL - Year 4............................$8,167

        B.  DISASTER NOTIFICATION (Per Occurrence)...............$11,000

        C.  DAILY USAGE

            BACKUP CAPABILITY (Access Six (6) Weeks)..............$5,500

7.      SPECIAL TERMS:

        A. The equipment described in this Schedule may be substituted by CDRS with comparable and fully compatible systems.

        B. Monthly Subscription Fees do not include Customer's costs for items such as remote or dedicated telephone lines and common carrier (long distance or telephone company) services incurred during Test Time or Disaster.

        C.  ADDITIONAL EQUIPMENT AT TIME OF DISASTER (NOT ON FLOOR)

            2   CPU's
                w/256 MB Memory

            In the event of a Disaster, CDRS agrees to acquire the equipment indicated as "ATOD" above (the "ATOD Equipment") within a commercially reasonable time frame and install it at the Backup Capability taking into account the immediacy of the circumstances.

            Customer agrees to pay the fair market daily rental rate for the use of the ATOD Equipment during a Disaster. The daily rental for this ATOD Equipment will commence on the date of installation and continue through the date of

Pegasus Systems, Inc.
Nile Schedule
Dated December 13, 1996
Page 3


            de-installation. Customer agrees to pay all in-transit insurance, transportation, installation and de-installation costs associated with the ATOD Equipment. The fair market daily rental rate is the amount obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

        D.  MODIFICATION TO MASTER AGREEMENT

            1. Section 9, Termination

            To the end of Section 9. Termination, add the following sentence:
            "Notwithstanding anything to the contrary contained in this Agreement Customer shall have the option to terminate this Schedule in the event that Comdisco fails to have, or properly maintain as per the terms of this Agreement, the Equipment listed on this Schedule and fails to cure such deficiency within 30 days of written notice from Customer."

        E. All Fees set forth in this Schedule are firm if accepted by Customer before December 31, 1996. CDRS reserves the right to adjust the Fees in this Schedule if it is not executed by Customer by December 31, 1996.

        F.  EARLY TERMINATION OPTION

            Customer may terminate this Schedule upon the expiration of the 24th month of the Term of this Schedule or on an annual contract year basis thereafter (the "Termination Date"). On the first of the month prior to the Termination Date, Customer will be obligated to pay CDRS all fees and charges due through the Termination Date. This option can only be exercised (i) if Customer is not in default and upon at least 120 days prior written notice to CDRS, and (ii) if the Early Termination Option under Schedules A-1, A-2, and A-3 have been simultaneously exercised.

This Schedule is issued pursuant to the Master Agreement identified above. All of the terms, conditions, representations and warranties of the Master Agreement are incorporated herein and made a part hereof. This Schedule constitutes a separate Agreement with respect to the Backup Capability subscribed to hereunder.

ACCEPTED:

PEGASUS SYSTEMS, INC.                   COMDISCO DISASTER RECOVERY SERVICES.
                                        A DIVISION OF COMDISCO, INC.


By:       /s/ BILL NICHOLSON            By:    /s/ VICTOR J. FRICAS
   --------------------------------        -----------------------------------
                                                   Victor J. Fricas
Title:  Chief Information Officer       Title:     Senior Vice President
      -----------------------------           --------------------------------

Date:   December 31, 1996               Date:      January 9, 1997
     ------------------------------          ---------------------------------

                     SCHEDULE A-2 DATED DECEMBER 13, 1996
               TO THE MASTER AGREEMENT DATED DECEMBER 13, 1995
                 BETWEEN COMDISCO DISASTER RECOVERY SERVICES,
                    A DIVISION OF COMDISCO, INC. ("CDRS")
                    AND PEGASUS SYSTEMS, INC. ("CUSTOMER")

1.     CUSTOMER FACILITY:

       Pegasus Systems, Inc.
       c/o Anasazi, Inc.
       7500 N. Dreamy Draw Dr., Ste. 120
       Phoenix, AZ 85020

2.     CDRS BACKUP CAPABILITY:

       COMPUTER RECOVERY CENTER and CUSTOMER CONTROL CENTER - Carlstadt, NJ



       QUANTITY      MACHINE TYPE        SERVER OPTIONS
       --------      ------------        --------------
          1          S1000E              SPARCserver 1000E Compatible Server
                                         w/4 CPU - 60 MHZ SuperSPARC
                                         w/1 GB Main Memory
                                         Requires: Solaris 2.5.1 or Greater

                                         DISK OPTIONS
                                         ------------

        4.1 GB       SCSI Disk           SCSI Disk (Internal)
       16.0 GB       SCSI Array          EMC Symmetrix Disk Array

                                         REMOVABLE MEDIA OPTIONS
                                         -----------------------

          1          CD-ROM              SmCD - 644 MB
          1          8mm                 8mm Cartridge Drive - 7/14 GB

                                         TERMINAL/PRINTER OPTIONS
                                         ------------------------

          1          Console             Color Monitor - 17"

                                         DATA COMMUNICATIONS INTERFACE OPTIONS
                                         -------------------------------------

          1          Ethernet            Ethernet Adapter (FSBE/S)
          2          Async               Asynchronous Ports

          1          NCC                 Network Control Center
                                         w/24 Dial Tone Lines for Data Circuit
                                           Recovery
                                         w/Diagnostic and Test Equipment


Pegasus Systems, Inc.
SUN Schedule A-2
Dated December 13, 1996
Page 2

            1         LANBRIDGING       CDRS LAN Bridging Service
                                         1 CDRS LAN Bridge
                                        w/ 1 Ethernet Port(s)
                                        w/ 1 V.35 Port(s)
                                           Connecting Recovery Centers:
                                             Carlstadt, NJ
                                             Grand Prairie, TX


3.      CUSTOM OPTIONS:

        A.  COMPUTER RECOVERY AND CUSTOMER CONTROL CENTER OPTIONS -
            Carlstadt, NJ

            None

4.      INITIAL TERM:

        Forty-Eight (48) Months, commencing January 1, 1997

5.      TEST TIME:

        Thirty-Two (32) Hours/Year

6.      FEES:

        A.  MONTHLY SUBSCRIPTION

            BASIC EQUIPMENT CONFIGURATION......... $ Included in Schedule A-1
                                                      Dated December 13, 1996

                  MONTHLY TOTAL................... $ Included in Schedule A-1
                                                      Dated December 13, 1996

        B.  DISASTER NOTIFICATION (Per Occurrence).................... $4,000

        C.  DAILY USAGE

            BACKUP CAPABILITY (Access Six (6) Weeks).................. $2,000

7.      SPECIAL TERMS:

        A. The equipment described in this Schedule may be substituted by CDRS with comparable and compatible systems.

        B. Monthly Subscription Fees do not include Customer's costs for items such as remote or dedicated telephone lines and common carrier (long distance or telephone company) services incurred during Test Time or Disaster.

Pegasus Systems, Inc.
SUN Schedule A-2
Dated December 13, 1996
Page 3

        C. MODIFICATION TO MASTER AGREEMENT

           1. Section 9, Termination

 To the end of Section 9. Termination, add the following sentence:
"Notwithstanding anything to the contrary contained in this Agreement Customer shall have the option to terminate this Schedule in the event that Comdisco fails to have, or properly maintain as per the terms of this Agreement, the Equipment listed on this Schedule and fails to cure such deficiency within 30 days of written notice from Customer."

        D. All Fees set forth in this Schedule are firm if accepted by Customer before December 31, 1996. CDRS reserves the right to adjust the Fees in this
Schedule if it is not executed by Customer by December 31, 1996.

        F. EARLY TERMINATION OPTION

Customer may terminate this Schedule upon the expiration of the 24th month of the Term of this Schedule or on an annual contract year basis thereafter (the "Termination Date"). On the first of the month prior to the Termination Date, Customer will be obligated to pay CDRS all fees and charges due through the Termination Date. This option can only be exercised (i) if Customer is not in default and upon at least 120 days prior written notice to CDRS, and (ii) if the Early Termination Option under Schedules A-1, A-2, and A-3 have been simultaneously exercised.

This Schedule is issued pursuant to the Master Agreement identified above. All of the terms, conditions, representations and warranties of the Master Agreement are incorporated herein and made a part hereof. This Schedule constitutes a separate Agreement with respect to the Backup Capability subscribed to hereunder.

ACCEPTED:

PEGASUS SYSTEMS, INC.                      COMDISCO DISASTER RECOVERY SERVICES,
                                           A DIVISION OF COMDISCO, INC.


By: /s/ BILL NICHOLSON                     By: /s/ VICTOR J. FRICAS
   ------------------------------              --------------------------------
                                                     Victor J. Fricas
Title: Chief Information Officer           Title:  Senior Vice President
      ---------------------------                ------------------------------

Date: December 31, 1996                    Date:       1/9/97
     ----------------------------               -------------------------------

                 WORKAREA SCHEDULE A-3 DATED DECEMBER 13, 1996
                TO THE MASTER AGREEMENT DATED DECEMBER 13, 1996
                  BETWEEN COMDISCO DISASTER RECOVERY SERVICES,
                     A DIVISION OF COMDISCO, INC. ("CDRS")
                     AND PEGASUS SYSTEMS, INC. ("CUSTOMER")

1.       CUSTOMER FACILITY:

         Pegasus Systems, Inc.
         3811 Turtle Creek Blvd., Suite 1100
         Dallas, TX 75219

2.       CDRS BACKUP CAPABILITY:

         EMERGENCY RESPONSE BACKUP CAPABILITY

         RECOVERY FACILITY: SOUTHWESTERN COMPUTER RECOVERY FACILITY
                                           Grand Prairie, TX

         QUANTITY              TYPE                                        DESCRIPTION
         --------              ----                                        -----------
         Workarea(s): (Customer Personnel Maximum = 25)

         25                    Stations                                    Pre-wired Workspace for (25) Stations
         25                    Phonesets                                   Digital Phonesets w/Basic Phone Service
         1                     Facsimile Device                            CCITT Group III Fax Machine
         1                     Copier                                      12 copies/minute Copier

         PC/LAN Stations:

         22                    PC/LAN Stations                             486,66 MHz Processor or Above w/16MB Memory
                                                                           and each with:
                               (1) Fixed Disk Drive                        240 MB Hard Drive
                               (1) Diskette Drive                          3.5" (1.44 MB) Disk Drive
                               (1) Monitor                                 VGA Color Monitor
                               (1) Ethernet                                Ethernet Adapter

         Mobile Cluster PC/486 Stations: (Shipped Next Business Day to Recovery Facility)

         10                    PC/LAN Station                              486,33 MHz Processor w/8MB Memory and with:
                               (1) Fixed Disk Drive                        120 MB Hard Drive
                               (1) Diskette Drive                          3.5" (1.44 MB) Disk Drive
                               (1) Monitor                                 VGA Color Monitor
                               (1) Mouse                                   Microsoft Compatible Mouse
                               (1) Ethernet                                Ethernet Adapter

         LAN Server(s):

         1                     PC/Server                                   Pentium, 60 MHz Processor w/32MB Memory with:
                               (1) Fixed Disk Drive                        4 GB Hard Drive

Pegasus Systems, Inc.
Workarea Schedule A-3
Dated December 13, 1996
Page 2




                               (1) Diskette Drive                          3.5" (1.44 MB) Disk Drive
                               (1) Monitor                                 VGA Color Monitor
                               (1) Ethernet                                Ethernet Adapter

         1                     4mm Tape Drive                              4mm DAT DDS-2 Compatible Tape Drive w/ Adaptec
                                                                           SCSI Interface

         LAN Connectivity:

         1                     LAN Hub                                     Ethernet Hub Equipment
         30                    Ethernet                                    Ethernet 10Base-T Ports
         1                     Ethernet                                    Maximum Physical Ethernet 10Base-T Segments

         LAN Printer(s):

         1                     Laser Printer                               Hewlett Packard LaserJet 4 w/ 6 MB Memory and
                                                                           HP JetDirect Ethernet Card

         1                     LAN BRIDGING                                CDRS LAN Bridging Service
                                                                           1 CDRS LAN Bridge
                                                                           w/ 1 Ethernet Port(s)
                                                                           w/ 1 V.35 Port(s)
                                                                             Connecting Recovery Centers:
                                                                               Carlstadt, NJ
                                                                               Grand Prairie, TX

3.       INITIAL TERM:

         Forty-Eight (48) Months commencing January 1, 1997

4.       TEST TIME:

         Twenty four (24) hours per contract year in eight (8) hour increments.

5.       FEES:

         A.  MONTHLY SUBSCRIPTION FEE FOR EMERGENCY RESPONSE BACKUP CAPABILITY

             WORKAREA w/ (25) STATIONS
             PC/LAN STATIONS (22)
             MOBILE CLUSTER PC'S (8)
             PC/SERVER (1)

                               MONTHLY TOTAL........................$ Included in Schedule A-1
                                                                      Dated December 13, 1996

Pegasus Systems, Inc.
Workarea Schedule A-3
Dated December 13, 1996
Page 3



        B.      DISASTER NOTIFICATION FEE (Per Occurrence) . . . . . . . $2,500

        C.      DAILY USAGE FEE (Per Station/Day Access Up to
                  Six (6) Weeks) . . . . . . . . . . . . . . . . . . . . $   50

6.      SPECIAL TERMS:

        A. Monthly Subscription Fees do not include Customer's costs for items such as remote or dedicated telephone lines and common carrier (long distance or telephone company) services incurred during Test Time or Disaster.

        B. The equipment described in this Schedule may be substituted by CDRS with comparable or equivalent units.

        C. CDRS provided PC/LAN Stations and PC/Server will be equipped with DOS 5.0 or higher version level software. Customer will provide station/server application software and network operating system software.

                Customer represents and warrants that it has taken all reasonable precautions to protect the Customer supplied software and computer systems from infection by any computer virus. CDRS represents and warrants that it has taken all reasonable precautions to protect the CDRS supplied software and computer systems from infection by any computer virus.

        D. During the first scheduled test, CDRS and Customer will conduct testing for compatibility of Customer's Home Tape System media and software on the Tape Drive and SCSI interface referenced above in the Backup Capability. If not compatible, Customer can elect to provide their own Tape Drive System for testing and disaster support or CDRS can provide the compatible Tape Drive Unit and/or interface as needed, for an additional monthly fee.

        E. In the event of a Disaster, and at the customers request, CDRS agrees to ship the equipment indicated as the "Mobile Cluster" equipment above to the Backup Recovery Facility within the next day after Disaster Notification, unless otherwise noted. Customer will pay CDRS a daily rental rate equal to one percent (1%) of the purchase price, including tax, of the equipment for each day the Equipment is utilized by Customer. This daily rental rate will commence on the date of installation and continue through the date of de-installation. A minimum thirty day rental rate will be assessed for each Disaster Notification by Customer. The total of daily rental will not exceed one hundred percent (100%) of the purchase price, including tax, of the equipment. Customer agrees to reimburse CDRS or pay for all in-transit insurance and transportation costs associated with the Equipment. One hundred percent (100%) of the daily rental rate may be applied towards the purchase of the equipment if the Customer elects to purchase the equipment from CDRS. Customer is responsible for all installation, deinstallation, return transportation and site preparation at the Customer Facility.


        F.      MODIFICATION TO MASTER AGREEMENT

                1. SECTION 9, TERMINATION

                To the end of Section 9. Termination, add the following sentence: "Notwithstanding anything to the contrary contained in this Agreement Customer shall have the option to terminate this
                Schedule in the event that Comdisco fails to have, or properly maintain as per the terms of this Agreement, the Equipment listed on this Schedule and fails to cure such deficiency within 30 days of written notice from Customer."

Pegasus Systems, Inc.
Worlcarca Schedule A-3
Dated December 13, 1996
Page 4


        G. All fees set forth in this Schedule are firm if accepted by Customer before December 31, 1996. CDRS reserves the right to adjust the Fees in this Schedule if it is not executed by Customer by December 31, 1996.

        H.      EARLY TERMINATION OPTION

                Customer may terminate this Schedule upon the expiration of the
                24th month of the Term of this Schedule or on an annual contract year basis thereafter (the "Termination Date"). On the first of the month prior to the Termination Date, Customer will be
                obligated to pay CDRS all fees and charges due through the
                Termination Date. This option can only be exercised (i) if
                Customer is not in default and upon at least 120 days prior
Pls. Initial    written notice to CDRS, and (ii) if the Early Termination Option
   /s/ VF       under Schedules A-1, A-2, and A-3 have been simultaneously
------------    exercised.

This Schedule is issued pursuant to the Master Agreement identified above. All of the terms, conditions, representations and warranties of the Master Agreement are incorporated herein and made a part hereof. This Schedule constitutes a separate Agreement with respect to the Backup Capability subscribed to hereunder.

ACCEPTED:

PEGASUS SYSTEMS, INC.                   COMDISCO DISASTER RECOVERY SERVICES,
                                        A DIVISION OF COMDISCO, INC.

By:  /s/ BILL NICHOLSON                 By:       /s/ VIC FRICAS
    -----------------------------           --------------------------------
                                                      Vic Fricas
Title: Chief Information Officer        Title:   Senior Vice President
       --------------------------              -----------------------------

Date:  December 31, 1996                Date:  1/9/97
       --------------------------              -----------------------------